SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 28, 2004

                           OPHTHALMIC IMAGING SYSTEMS
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                 1-11140               94-3035367
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


     221 Lathrop Way, Suite I
     Sacramento, California                                      95815
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     (Address of Principal Executive Offices)                    (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement;

Item 3.02. Unregistered Sales of Equity Securities.

         On December 28, 2004, the registrant entered into an investment agreement with Dutchess Private Equities Fund II, LP ("Dutchess") providing an equity line of credit to the registrant. Pursuant to the investment agreement, Dutchess has agreed to provide the registrant with up to $9,000,000 of funding during the thirty month period beginning on the date that the registration statement the registrant has agreed to file providing for the resale of the shares of common stock issuable under the investment agreement is declared effective by the Securities and Exchange Commission. During this thirty month period, the registrant may request a drawdown under the investment agreement by selling shares of its common stock to Dutchess, and Dutchess will be obligated to purchase the shares. The minimum and maximum amounts the registrant can draw down at any one time is determined using a formula contained in the investment agreement. The registrant is under no obligation to request any drawdowns under the investment agreement.

         On the day of the drawdown notice, a pricing period of five trading days will begin. If any closing bid price of the registrant's common stock during the pricing period is less than the minimum acceptable price per share that the registrant will accept for the purchase of the shares, the registrant may elect, by sending written notice to Dutchess, to withdraw the drawdown, in which case no shares will be sold during the pricing period.

         The offering was made in accordance with the exemptions from registration provided for under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The registrant is obligated to register for resale the shares of common stock issuable pursuant to the investment agreement pursuant to a registration rights agreement dated as of December 28, 2004 between the registrant and Dutchess.

         The Investment Agreement (Exhibit 10.1) and the Registration Rights Agreement (Exhibit 10.2) are incorporated herein by reference. The respective descriptions of the Investment Agreement and the Registration Rights Agreement contained herein are qualified in their entirety by the respective terms of each document incorporated herein by reference. A copy of the press release announcing the financing is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

(c) Exhibits:

Exhibit Number                      Description

10.1 Investment Agreement dated as of December 28, 2004 by and between the registrant and the purchaser.

10.2 Registration Rights Agreement dated as of December 28, 2004 by and between the registrant and the purchaser.

99.1     Press Release of the registrant dated December 29, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 30, 2004                  OPHTHALMIC IMAGING SYSTEMS


                                             By: /s/ Gil Allon
                                                --------------------------------
                                                Name:  Gil Allon
                                                Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

10.1 Investment Agreement dated as of December 28, 2004 by and between the registrant and the purchaser.

10.2 Registration Rights Agreement dated as of December 28, 2004 by and between the registrant and the purchaser.

99.1              Press Release of the registrant dated December 29, 2004.